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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information of the FSA Advisor Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated March 29, 2004, relating to the financial statements of First SunAmerica Life Insurance Company and our report dated March 4, 2004, relating to the financial statements of FS Variable Separate Account. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
April 16, 2004